UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2010

Date of Report (Date of earliest event reported)

SPRING CREEK CAPITAL CORP.

(Exact name of registrant as specified in its charter)

NEVADA	814-00783	98-0496750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Wall Street, 24th Floor New York, NY	10005

(Address of principal executive offices)	(Zip Code)

646-896-3050
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 - Registrant’s Business and Operations Item 1.01 Entry into a Material Definitive Agreement.

On April 27, 2010, the Registrant entered into a licensing agreement with McCoy Enterprise, LLC and Vectoris Pharma LLC (collectively, the “licensor”), whereby the Registrant exclusively licensed an oral spray technology for delivery of over-the-counter and prescription medications including oral insulin over the buccal mucosa.  The exclusive license includes world-wide rights in perpetuity.  The licensor received as consideration for the license 300,000 shares of the Registrant’s common stock and a 49% interest in a subsidiary of the Registrant which will hold the marketing rights to any products developed utilizing the license. The shares were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, as a transaction not involving a public offering.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit Number	Description
10.1	Licensing Agreement dated April 27, 2010 between McCoy Enterprise, LLC and Vectoris Pharma, LLC and Spring Creek Capital Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRING CREEK CAPITAL CORP.
Date: May 3, 2010
	By:	/s/ Kelly T. Hickel
Kelly T. Hickel
Chief Executive Officer